UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2013

Annual Report

to Shareholders

DWS Small Cap Core Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
9 Performance Summary
11 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
21 Statement of Changes in Net Assets
22 Financial Highlights
26 Notes to Financial Statements
37 Report of Independent Registered Public Accounting Firm
38 Information About Your Fund's Expenses
39 Tax Information
40 Advisory Agreement Board Considerations and Fee Evaluation
45 Board Members and Officers
51 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. As a result, we believe that U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Robert Kendall
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Process
In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Company research lies at the heart of the investment process. Portfolio management emphasizes individual selection of small-sized company stocks across all economic sectors, focusing on stocks that it believes have superior growth prospects and above-average near-to-intermediate-term performance potential.

For the 12-month period ended September 30, 2013, DWS Small Cap Core Fund returned 29.62%, in line with the Russell 2000® Index return of 30.06%.

The past 12 months represented a robust period for small-cap stocks, as investor reallocation to equities and an improving U.S. economy boosted market momentum. Entering the period, increased evidence of a strongly rebounding housing market sparked increased interest in owning equities. In spite of media attention to the "fiscal cliff" debate, the market rallied strongly through the winter and spring. Uncertainty regarding the U.S. Federal Reserve Board's (the Fed's) potential tapering of its monthly asset purchase program gave investors pause in August. But stocks closed the fund's fiscal year on a positive note and near all-time highs, in spite of the contentious political debate regarding the country's budget and debt ceiling.

Over the trailing 12-month period ended September 30, 2013, small-cap stocks as represented by the Russell 2000 Index significantly outperformed large caps as represented by the Standard & Poor's 500® (S&P 500) Index. Within the small-cap universe, the top-performing sectors were industrials, consumer discretionary, consumer staples and technology. Small-cap stocks in the utilities, telecom, materials and energy segments lagged the benchmark.

On May 31, 2013, the fund's management duties were assumed by Deutsche Bank's small-cap equity team. We spent approximately three weeks transitioning the portfolio, and the DWS Small Cap Core Fund's holdings at the end of the period to reflect our strategy. The fund's 12-month performance incorporates investments made by both our team and the previous management. And while the new investment team has decreased the number of holdings in the portfolio from 250 to approximately 100, the fund continues to maintain a broadly diversified portfolio. The new management team also decreased the fund's weighted average market capitalization from $3.0 billion as of March 31, 2013 to $1.25 billion as of September 30, 2013.

In choosing stocks for the portfolio, portfolio management utilizes an active process that combines financial analysis with company visits to evaluate management and strategies. Emphasis is on individual selection of small-sized company stocks across all economic sectors. Portfolio management focuses on stocks that it believes have superior growth prospects and above-average near-to-intermediate-term performance potential and sector weights are not predetermined by a benchmark.

"We believe that the DWS Small Cap Core Fund is positioned for continued cyclical recovery."

Positive Contributors to Fund Performance

During the fund's most recent fiscal year ended September 30, 2013, overall stock selection added value within seven of the Russell 2000 Index's 10 market sectors. The largest contribution to performance came from stock selection in financials, based on overweights to insurance and diversified financial services firms, and an underweight to real estate investments trusts (REITs), which performed poorly. In terms of specific holdings, the fund's positions in the brokerage firm FXCM* and the asset manager GAMCO Investors, Inc. contributed strongly to returns. Stock selection in technology and health care, an underweight to utilities, and an overweight to technology also were additive.

* Not held in the portfolio as of September 30, 2013.

Negative Contributors to Fund Performance

For the period ended September 30, 2013, stock selection in industrials detracted from performance. An overweight to the energy sector also weighed on returns. Overall, the fund had a slight emphasis on value stocks, which underperformed their more growth-oriented counterparts in the most recent period.

Outlook and Positioning

Over the coming year, we believe that continued recovery for the domestic economy, a declining U.S. budget deficit, the benefits of greater U.S. energy independence, stability in the Eurozone and investor reallocation into equities from a historically low level will be supportive of the stock market. Political turmoil has the potential to spur volatility as it has in the past, but we believe that the bull market that began four and a half years ago still has further to go. Typical factors that end a cycle, including inflation, policy tightening and excessive optimism, do not appear to be on the short-term horizon. Overall, we believe that the DWS Small Cap Core Fund is positioned for continued cyclical recovery.

Ten Largest Equity Holdings at September 30, 2013 (11.6% of Net Assets)
1. Red Robin Gourmet Burgers, Inc. Operates a chain of specialty restaurants	1.3%
2. American Equity Investment Life Holding Co. Develops, markets, issues and administers annuities and life insurance products	1.2%
3. Sanmina Corp. Provider of electronics contract manufacturing services	1.2%
4. Centene Corp. A multi-line managed medical care organization that provides Medicaid and Medicaid-related programs	1.2%
5. Destination Maternity Corp. Designs, manufactures and retails maternity clothes	1.2%
6. Heartland Payment Systems, Inc. Provides bank-card-based payment-processing services	1.1%
7. Pegasystems, Inc. Develops customer relationship management software	1.1%
8. West Pharmaceutical Services, Inc. Applies value-added services to the process of bringing new drug therapies and health care products to global markets	1.1%
9. Checkpoint Systems, Inc. Manufacturer and marketer of labeling systems and label solutions	1.1%
10. Key Energy Services, Inc. Provides onshore rig-based well services	1.1%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 51 for contact information.

Portfolio Management Team

Joseph Axtell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Asset Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.

— Portfolio Manager for Global Small Cap and US Small and Mid Cap Equity: New York.

— BS, Carlson School of Management, University of Minnesota; CFA Charterholder.

Rafaelina M. Lee, Managing Director

— Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1999 with 15 years of industry experience; previously, she served as a Senior Research Analyst. Prior to joining, she worked as a Latin America Market Strategist at J.P. Morgan Securities. Previously, she was an Equity Strategist at UBS Securities and a Research Analyst in the Portfolio Strategy Group at Goldman Sachs. Her research has been referenced by Harvard University, Duke University, The World Bank, AIMR/CFA publications and in several global finance textbooks.

— Portfolio Manager for US Small and Mid Cap Equity: New York.

— BA in Mathematical Statistics, Columbia University; MBA in Finance, Stern School of Business, New York University; Deutsche Bank Ambassador and member of the DB Philanthropy Committee since 2011.

Michael A. Sesser, CFA, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2009.

— Portfolio Manager and Equity Research Analyst: New York.

— BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan; CFA Charterholder

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000® Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Valuation refers to the price that investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means that a fund holds a lower weighting in a given sector or stock.

The Eurozone represents the European Union countries that have adopted the euro as their national currency.

Performance Summary September 30, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	29.62%	10.41%	6.99%
Adjusted for the Maximum Sales Charge (max 5.75% load)	22.16%	9.11%	6.36%
Russell 2000® Index†	30.06%	11.15%	9.64%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	28.65%	9.60%	6.19%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	25.65%	9.46%	6.19%
Russell 2000® Index†	30.06%	11.15%	9.64%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	28.66%	9.59%	6.19%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	28.66%	9.59%	6.19%
Russell 2000® Index†	30.06%	11.15%	9.64%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
No Sales Charges	29.96%	10.64%	7.29%
Russell 2000® Index†	30.06%	11.15%	9.64%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.62%, 2.39%, 2.39% and 1.31% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

	Class A	Class B	Class C	Class S
Net Asset Value
9/30/13	$24.02	$21.36	$21.40	$24.82
9/30/12	$18.63	$16.61	$16.64	$19.24
Distribution Information as of 9/30/13
Income Dividends, Twelve Months	$.10	$.01	$.01	$.15

Investment Portfolio as of September 30, 2013
	Shares	Value ($)

Common Stocks 98.0%
Consumer Discretionary 14.4%
Auto Components 2.1%
Dana Holding Corp. (a)	44,557	1,017,682
Tenneco, Inc.*	18,524	935,462
		1,953,144
Diversified Consumer Services 0.8%
Outerwall, Inc.* (a)	14,921	745,901
Hotels, Restaurants & Leisure 3.3%
CEC Entertainment, Inc.	21,051	965,399
Jack in the Box, Inc.*	23,581	943,240
Red Robin Gourmet Burgers, Inc.*	16,054	1,141,439
		3,050,078
Household Durables 0.9%
NACCO Industries, Inc. "A"	14,588	808,467
Media 1.0%
Valassis Communications, Inc. (a)	32,436	936,752
Specialty Retail 6.3%
ANN, Inc.* (a)	27,486	995,543
Brown Shoe Co., Inc.	40,767	956,801
Children's Place Retail Stores, Inc.*	15,810	914,766
Destination Maternity Corp.	33,845	1,076,271
OfficeMax, Inc. (a)	79,178	1,012,687
Sears Hometown & Outlet Stores, Inc.*	28,425	902,494
		5,858,562
Consumer Staples 2.7%
Food & Staples Retailing 1.7%
Pantry, Inc.*	67,395	746,737
Spartan Stores, Inc. (a)	36,689	809,359
		1,556,096
Food Products 1.0%
Darling International, Inc.*	43,767	926,109
Energy 4.8%
Energy Equipment & Services 1.9%
Dawson Geophysical Co.* (a)	23,482	762,461
Key Energy Services, Inc.* (a)	141,146	1,028,954
		1,791,415
Oil, Gas & Consumable Fuels 2.9%
Energy XXI (Bermuda) Ltd.	33,029	997,476
Goodrich Petroleum Corp.* (a)	35,803	869,655
Western Refining, Inc. (a)	25,856	776,714
		2,643,845
Financials 22.6%
Capital Markets 3.1%
GAMCO Investors, Inc. "A"	12,583	955,427
Investment Technology Group, Inc.*	62,312	979,545
Manning & Napier, Inc.	56,480	942,086
		2,877,058
Commercial Banks 6.1%
First Merchants Corp.	51,969	900,623
Lakeland Bancorp., Inc.	85,074	957,082
MB Financial, Inc. (a)	32,650	922,036
PrivateBancorp., Inc. (a)	44,454	951,316
Umpqua Holdings Corp. (a)	62,356	1,011,414
Wintrust Financial Corp. (a)	22,043	905,306
		5,647,777
Consumer Finance 2.0%
Cash America International, Inc.	20,213	915,245
World Acceptance Corp.* (a)	10,645	957,198
		1,872,443
Insurance 5.3%
American Equity Investment Life Holding Co. (a)	52,046	1,104,416
CNO Financial Group, Inc.	69,742	1,004,285
FBL Financial Group, Inc. "A"	20,523	921,483
Selective Insurance Group, Inc.	35,576	871,612
United Fire Group, Inc.	31,406	956,941
		4,858,737
Real Estate Investment Trusts 4.2%
American Capital Mortgage Investment Corp. (REIT)	49,286	973,892
Ashford Hospitality Trust (REIT) (a)	79,809	984,843
DuPont Fabros Technology, Inc. (REIT) (a)	38,539	993,150
LaSalle Hotel Properties (REIT) (a)	31,937	910,843
		3,862,728
Thrifts & Mortgage Finance 1.9%
Flagstar Bancorp., Inc.* (a)	56,240	830,102
WSFS Financial Corp.	14,980	902,545
		1,732,647
Health Care 14.6%
Biotechnology 0.9%
Ligand Pharmaceuticals, Inc. "B"*	19,025	823,402
Health Care Equipment & Supplies 5.7%
ArthroCare Corp.*	24,854	884,305
CONMED Corp.	25,601	870,178
ICU Medical, Inc.*	11,809	802,185
STERIS Corp.	18,988	815,725
SurModics, Inc.*	36,253	862,096
West Pharmaceutical Services, Inc.	25,112	1,033,359
		5,267,848
Health Care Providers & Services 6.0%
Centene Corp.*	17,030	1,089,239
Kindred Healthcare, Inc. (a)	63,370	851,059
MedCath Corp.*	3,100	0
Molina Healthcare, Inc.* (a)	22,769	810,576
Providence Service Corp.*	32,976	946,082
The Ensign Group, Inc.	23,375	960,946
U.S. Physical Therapy, Inc.	30,006	932,587
		5,590,489
Life Sciences Tools & Services 1.0%
PAREXEL International Corp.* (a)	18,838	946,233
Pharmaceuticals 1.0%
Impax Laboratories, Inc.*	44,183	906,193
Industrials 15.4%
Aerospace & Defense 1.0%
Esterline Technologies Corp.*	11,487	917,696
Airlines 1.0%
SkyWest, Inc.	61,380	891,238
Building Products 1.7%
Gibraltar Industries, Inc.*	51,947	740,764
Insteel Industries, Inc.	53,500	861,350
		1,602,114
Commercial Services & Supplies 3.1%
Deluxe Corp. (a)	22,549	939,392
Ennis, Inc.	50,478	910,623
Kimball International, Inc. "B"	87,900	974,811
		2,824,826
Construction & Engineering 1.0%
Orion Marine Group, Inc.*	88,030	916,392
Electrical Equipment 0.9%
Preformed Line Products Co.	12,126	872,223
Machinery 2.7%
Altra Holdings, Inc.	29,265	787,521
Briggs & Stratton Corp. (a)	39,143	787,557
Kadant, Inc.	28,768	966,317
		2,541,395
Professional Services 1.9%
FTI Consulting, Inc.* (a)	22,198	839,084
Resources Connection, Inc.	66,800	906,476
		1,745,560
Road & Rail 2.1%
Marten Transport Ltd.	53,677	920,561
Swift Transportation Co.* (a)	50,069	1,010,893
		1,931,454
Information Technology 18.5%
Communications Equipment 1.0%
NETGEAR, Inc.*	30,476	940,489
Electronic Equipment, Instruments & Components 5.4%
Anixter International, Inc.*	10,992	963,559
Benchmark Electronics, Inc.*	40,148	918,988
Checkpoint Systems, Inc.*	61,719	1,030,707
Sanmina Corp.*	62,866	1,099,526
SYNNEX Corp.*	16,079	988,055
		5,000,835
Internet Software & Services 0.9%
Intralinks Holdings, Inc.*	90,571	797,025
IT Services 3.4%
Acxiom Corp.*	36,088	1,024,538
Heartland Payment Systems, Inc. (a)	26,298	1,044,556
Unisys Corp.* (a)	40,830	1,028,508
		3,097,602
Semiconductors & Semiconductor Equipment 4.9%
Advanced Energy Industries, Inc.*	46,843	820,690
Amkor Technology, Inc.* (a)	217,842	934,542
Entropic Communications, Inc.* (a)	227,006	994,286
Pericom Semiconductor Corp.*	120,261	938,036
Photronics, Inc.*	112,782	883,083
		4,570,637
Software 2.9%
NetScout Systems, Inc.*	34,627	885,412
Pegasystems, Inc.	26,081	1,038,285
Rosetta Stone, Inc.* (a)	48,447	786,295
		2,709,992
Materials 3.2%
Chemicals 2.1%
A Schulman, Inc.	33,155	976,746
Minerals Technologies, Inc. (a)	19,793	977,181
		1,953,927
Paper & Forest Products 1.1%
Louisiana-Pacific Corp.* (a)	55,195	970,880
Utilities 1.8%
Electric Utilities 0.9%
UNS Energy Corp.	18,119	844,708
Multi-Utilities 0.9%
Avista Corp. (a)	31,565	833,316
Total Common Stocks (Cost $82,923,397)		90,618,233

Securities Lending Collateral 27.0%
Daily Assets Fund Institutional, 0.09% (b) (c) (Cost $24,948,298)	24,948,298	24,948,298

Cash Equivalents 2.0%
Central Cash Management Fund, 0.05% (b) (Cost $1,825,040)	1,825,040	1,825,040

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $109,696,735)†	127.0	117,391,571
Other Assets and Liabilities, Net	(27.0)	(24,938,913)
Net Assets	100.0	92,452,658

* Non-income producing security.

† The cost for federal income tax purposes was $109,782,430. At September 30, 2013, net unrealized appreciation for all securities based on tax cost was $7,609,141. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,822,691, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,213,550.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2013 amounted to $24,251,734, which is 26.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$90,618,233	$—	$0	$90,618,233
Short-Term Investments (d)	26,773,338	—	—	26,773,338
Total	$117,391,571	$—	$0	$117,391,571

There have been no transfers between fair value measurement levels during the year ended September 30, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $82,923,397) — including $24,251,734 of securities loaned	$90,618,233
Investment in Daily Assets Fund Institutional (cost $24,948,298)*	24,948,298
Investment in Central Cash Management Fund (cost $1,825,040)	1,825,040
Total investments in securities, at value (cost $109,696,735)	117,391,571
Cash	10,000
Receivable for investments sold	1,015,274
Receivable for Fund shares sold	11,843
Dividends receivable	101,158
Interest receivable	3,827
Other assets	12,785
Total assets	118,546,458
Liabilities
Payable upon return of securities loaned	24,948,298
Payable for investments purchased	919,302
Payable for Fund shares redeemed	49,696
Accrued management fee	49,577
Accrued Trustees' fees	293
Other accrued expenses and payables	126,634
Total liabilities	26,093,800
Net assets, at value	$92,452,658
Net Assets Consist of
Undistributed net investment income	90,471
Net unrealized appreciation (depreciation) on investments	7,694,836
Accumulated net realized gain (loss)	759,669
Paid-in capital	83,907,682
Net assets, at value	$92,452,658

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($8,767,305 ÷ 364,932 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$24.02
Maximum offering price per share (100 ÷ 94.25 of $24.02)	$25.49
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($753,438 ÷ 35,279 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.36
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,156,386 ÷ 54,045 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.40
Class S Net Asset Value, offering and redemption price(a) per share ($81,775,529 ÷ 3,295,405 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$24.82

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,319)	$1,244,201
Income distributions — Central Cash Management Fund	1,541
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	107,441
Total income	1,353,183
Expenses: Management fee	528,891
Administration fee	79,532
Services to shareholders	152,019
Distribution and service fees	38,528
Custodian fee	32,375
Audit and tax fees	59,117
Legal fees	16,423
Reports to shareholders	38,252
Registration fees	50,348
Trustees' fees and expenses	4,020
Other	13,724
Total expenses before expense reductions	1,013,229
Expense reductions	(59,435)
Total expenses after expense reductions	953,794
Net investment income (loss)	399,389
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	17,287,867
Futures	202,039
Payment by affiliate (see Note G)	359
17,490,265
Change in net unrealized appreciation (depreciation) on: Investments	3,381,576
Futures	24,245
3,405,821
Net gain (loss)	20,896,086
Net increase (decrease) in net assets resulting from operations	$21,295,475

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$399,389	$195,849
Net realized gain (loss)	17,490,265	7,590,131
Change in net unrealized appreciation (depreciation)	3,405,821	12,036,279
Net increase (decrease) in net assets resulting from operations	21,295,475	19,822,259
Distributions to shareholders from: Net investment income: Class A	(41,999)	—
Class B	(348)	—
Class C	(293)	—
Class S	(491,160)	—
Total distributions	(533,800)	—
Fund share transactions: Proceeds from shares sold	22,023,186	5,775,872
Reinvestment of distributions	503,838	—
Cost of shares redeemed	(14,146,806)	(23,309,096)
Redemption fees	171	27
Net increase (decrease) in net assets from Fund share transactions	8,380,389	(17,533,197)
Increase (decrease) in net assets	29,142,064	2,289,062
Net assets at beginning of period	63,310,594	61,021,532
Net assets at end of year (including undistributed net investment income of $90,471 and $216,987, respectively)	$92,452,658	$63,310,594

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2013	2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$18.63	$13.84		$14.44	$13.24	$14.75
Income (loss) from investment operations: Net investment income (loss)a	.07	.03		(.05)	(.04)	.01
Net realized and unrealized gain (loss)	5.42	4.76		(.55)	1.25	(1.51)
Total from investment operations	5.49	4.79		(.60)	1.21	(1.50)
Less distributions from: Net investment income	(.10)	—		—	(.01)	(.01)
Net realized gains	—	—		—	—	(.00 )*
Total distributions	(.10)	—		—	(.01)	(.01)
Redemption fees	.00 *	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$24.02	$18.63		$13.84	$14.44	$13.24
Total Return (%)b,c	29.62	34.61		(4.16)	9.14	(10.10)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8		6	6	5
Ratio of expenses before expense reductions (%)	1.55	1.62		1.60	1.68	1.91
Ratio of expenses after expense reductions (%)	1.40	1.48		1.55	1.64	1.52
Ratio of net investment income (loss) (%)	.31	.15		(.31)	(.29)	.14
Portfolio turnover rate (%)	330	379		259	297	434
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$16.61	$12.43	$13.07	$12.06	$13.52
Income (loss) from investment operations: Net investment income (loss)a	(.08)	(.10)	(.13)	(.13)	(.06)
Net realized and unrealized gain (loss)	4.84	4.28	(.51)	1.14	(1.40)
Total from investment operations	4.76	4.18	(.64)	1.01	(1.46)
Less distributions from: Net investment income	(.01)	—	—	—	—
Net realized gains	—	—	—	—	(.00 )*
Total distributions	(.01)	—	—	—	(.00 )*
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$21.36	$16.61	$12.43	$13.07	$12.06
Total Return (%)b,c	28.65	33.63	(4.90)	8.37	(10.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	1
Ratio of expenses before expense reductions (%)	2.28	2.39	2.37	2.49	2.87
Ratio of expenses after expense reductions (%)	2.15	2.23	2.30	2.39	2.27
Ratio of net investment income (loss) (%)	(.41)	(.66)	(1.06)	(1.04)	(.60)
Portfolio turnover rate (%)	330	379	259	297	434
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$16.64	$12.45	$13.09	$12.08	$13.55
Income (loss) from investment operations: Net investment income (loss)a	(.09)	(.10)	(.14)	(.13)	(.06)
Net realized and unrealized gain (loss)	4.86	4.29	(.50)	1.14	(1.41)
Total from investment operations	4.77	4.19	(.64)	1.01	(1.47)
Less distributions from: Net investment income	(.01)	—	—	—	—
Net realized gains	—	—	—	—	(.00 )*
Total distributions	(.01)	—	—	—	(.00 )*
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$21.40	$16.64	$12.45	$13.09	$12.08
Total Return (%)b,c	28.66	33.65	(4.89)	8.36	(10.80)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	1
Ratio of expenses before expense reductions (%)	2.28	2.39	2.37	2.41	2.77
Ratio of expenses after expense reductions (%)	2.15	2.23	2.30	2.39	2.27
Ratio of net investment income (loss) (%)	(.45)	(.63)	(1.06)	(1.04)	(.60)
Portfolio turnover rate (%)	330	379	259	297	434
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class S	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$19.24		$14.26		$14.86	$13.58	$15.20
Income (loss) from investment operations: Net investment income (loss)a	.12		.06		(.00 )*	.00 *	.02
Net realized and unrealized gain (loss)	5.61		4.92		(.57)	1.29	(1.59)
Total from investment operations	5.73		4.98		(.57)	1.29	(1.57)
Less distributions from: Net investment income	(.15)		—		(.03)	(.01)	(.05)
Net realized gains	—		—		—	—	(.00 )*
Total distributions	(.15)		—		(.03)	(.01)	(.05)
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$24.82		$19.24		$14.26	$14.86	$13.58
Total Return (%)	29.96	b	34.92	b	(3.85)	9.51	(10.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82		54		54	61	62
Ratio of expenses before expense reductions (%)	1.21		1.31		1.24	1.31	1.52
Ration of expenses after expense reductions (%)	1.15		1.23		1.24	1.31	1.52
Ratio of net investment income (loss) (%)	.55		.35		(.00 )*	.04	.15
Portfolio turnover rate (%)	330		379		259	297	434
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Cap Core Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in futures contracts and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$90,471
Undistributed long-term capital gains	$845,364
Net unrealized appreciation (depreciation) on investments	$7,609,141

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2013	2012
Distributions from ordinary income*	$533,800	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital for tax reporting purposes.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2013, the Fund entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of September 30, 2013. For the year ended September 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $1,234,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$202,039
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$24,245
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended September 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $264,445,234 and $255,579,308, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") served as subadvisor with respect to the investment and reinvestment of assets in the Fund. QS Investors paid by the Advisor for the services QS Investors provided to the Fund. Effective May 31, 2013, QS Investors no longer acts as subadvisor to the Fund and day-to-day portfolio management of the Fund transitioned to DIMA.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.615%
Over $1.0 billion of such net assets	.565%

Accordingly, for the year ended September 30, 2013, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.665% of the Fund's average daily net assets.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.40%
Class B	2.15%
Class C	2.15%
Class S	1.15%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.38%
Class B	2.13%
Class C	2.13%
Class S	1.13%

Administration Fee. Pursuant to an Administrative Service Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2013, the Administration Fee was $79,532, of which $7,455 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2013
Class A	$15,837	$12,815	$532
Class B	1,875	1,113	477
Class C	1,555	1,231	55
Class S	96,471	44,276	17,673
	$115,738	$59,435	$18,737

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2013
Class B	$6,282	$456
Class C	6,911	698
	$13,193	$1,154

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2013	Annual Effective Rate
Class A	$20,971	$3,771	.24%
Class B	2,089	330	.25%
Class C	2,275	472	.25%
	$25,335	$4,573

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2013 aggregated $1,211.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended September 30, 2013, the CDSC for Class B shares aggregated $538. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,921, of which $8,266 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $11,937.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	130,010	$2,741,333	116,348	$2,004,945
Class B	1,101	20,689	665	10,004
Class C	14,945	287,591	7,455	114,336
Class S	930,303	18,973,573	202,526	3,646,587
		$22,023,186		$5,775,872
Shares issued to shareholders in reinvestment of distributions
Class A	1,606	$30,503	—	$—
Class B	22	348	—	—
Class C	17	284	—	—
Class S	24,148	472,703	—	—
		$503,838		$—
Shares redeemed
Class A	(180,695)	$(3,840,173)	(108,833)	$(1,879,844)
Class B	(21,798)	(410,312)	(27,026)	(409,806)
Class C	(9,549)	(171,284)	(15,472)	(238,713)
Class S	(457,628)	(9,725,037)	(1,168,047)	(20,780,733)
		$(14,146,806)		$(23,309,096)
Redemption fees		$171		$27
Net increase (decrease)
Class A	(49,079)	$(1,068,336)	7,515	$125,107
Class B	(20,675)	(389,275)	(26,361)	(399,802)
Class C	5,413	116,591	(8,017)	(124,377)
Class S	496,823	9,721,409	(965,521)	(17,134,125)
		$8,380,389		$(17,533,197)

G. Payment by Affiliate

During the period ended September 30, 2013, QS Investors fully reimbursed the Fund $359 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Core Fund (the "Fund") at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 22, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2013 to September 30, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,125.10	$1,121.30	$1,121.60	$1,126.70
Expenses Paid per $1,000*	$7.46	$11.43	$11.43	$6.13
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,018.05	$1,014.29	$1,014.29	$1,019.30
Expenses Paid per $1,000*	$7.08	$10.86	$10.86	$5.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Core Fund	1.40%	2.15%	2.15%	1.15%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $930,000 as capital gain dividends for its year ended September 30, 2013, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended September 30, 2013, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $1,414,000, or the maximum amount allowable under the law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees, including the Independent Trustees, approved the renewal of DWS Small Cap Core Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations (the "IFC Report").

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013 and Executive Vice President since 2013
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
Robert Kendall10,11 (1974) President, 2013-present
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of Retail Distribution, Americas for Deutsche Asset & Wealth Management; formerly: Head of National Sales and Key Account Management at Van Kampen Investments (1997-1999) and Morgan Stanley Asset Management (1999-2009)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 Effective October 25, 2013, Mr. Woods, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods was an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods received no compensation from the fund. Mr. Woods was a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

10 Address: 222 South Riverside Plaza, Chicago, IL 60606.

11 Effective as of October 3, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZCAX	SZCBX	SZCCX	SSLCX
CUSIP Number	23338J 681	23338J 673	23338J 665	23338J 640
Fund Number	439	639	739	2339

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DSCCF-2
(R-024424-3 11/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SMALL CAP CORE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$50,683	$0	$0	$0
2012	$50,651	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2013